UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2016

PARKWAY, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37819	61-1796261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of America Center, 390 North Orange Avenue, Suite 2400, Orlando, Florida		32801
(Address of Principal Executive Offices)		(Zip code)

(407) 650-0593 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Parkway, Inc. (the “Company”) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, initially filed on July 1, 2016 (as amended, the “Registration Statement”), relating to the distribution of outstanding shares of common stock and limited voting stock of the Company (the “Distribution”) by Cousins Properties Incorporated (“Cousins”). The Distribution is expected to be effective at 12:01 Eastern time on October 7, 2016, the business day following the closing of the merger of Parkway Properties, Inc. (“Parkway”) with and into a subsidiary of Cousins (the “Merger”). Immediately following the effective time of the Merger, Cousins will effect a reorganization pursuant to which Cousins will separate certain assets from the remainder of the combined businesses (the “Separation”). Following the Separation and the Distribution, the Company will be an independent, publicly traded real estate investment trust.

On September 21, 2016, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the Merger, the Separation and the Distribution and provides important information regarding the Company’s business and management. The final information statement, dated September 27, 2016 (the “Information Statement”), is attached hereto as Exhibit 99.1. On September 27, 2016, Cousins commenced mailing of the Information Statement to Cousins and Parkway stockholders.

As further described in the Information Statement, subject to the satisfaction or waiver of the conditions for the Merger, the Distribution is expected to occur on October 7, 2016, the business day following the closing of the Merger, or if the closing of the Merger occurs on a later date, the business day following such date, by way of a pro rata special dividend to Cousins stockholders, who will include legacy Parkway common stockholders and limited voting stockholders. Holders of shares of Cousins common stock or limited voting preferred stock will be entitled to receive one share of the Company’s common stock or limited voting stock, respectively, for every eight shares of Cousins common stock or limited voting preferred stock held by such stockholder as of the close of business on October 6, 2016, the record date of the Distribution, or if the closing of the Merger does not occur on October 6, 2016, the close of business on the date the Merger closes.

Although we expect that a limited market, commonly known as a “when-issued” trading market, will develop approximately one week before the record date for the Distribution, the Company’s common stock is expected to begin trading “regular way” on the New York Stock Exchange under the ticker symbol “PKY” on October 7, 2016, the first trading day following completion of the Distribution.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Information Statement of Parkway, Inc. dated September 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2016	PARKWAY, INC.

	By:	/s/ A. Noni Holmes-Kidd

A. Noni Holmes-Kidd
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Information Statement of Parkway, Inc. dated September 27, 2016.